PHC, INC.

                                 200 Lake Street
                                    Suite 102
                          Peabody, Massachusetts 01960




                                November 18, 1998









Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of PHC, Inc., which will be held on December 23, 1998, at 2:00 PM, at the Corporate offices of PHC, Inc., 200 Lake Street, Suite 102, Peabody, Massachusetts 01960.

     The following Notice of Annual Meeting of Stockholders and Proxy Statement describes the items to be considered by the stockholders and contains certain information about PHC, Inc.'s officers and directors.

     Please sign and return the enclosed proxy card as soon as possible in the envelope provided so that your shares can be voted at the meeting in accordance with your instructions. Even if you plan to attend the meeting, we urge you to sign and promptly return the enclosed proxy. You can revoke it at any time prior to the meeting, or vote your shares personally if you attend the meeting. We look forward to seeing you.

                               Sincerely,


                               /s/  Bruce A. Shear
                                    President

                                    PHC, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 23, 1998


     The Annual Meeting of Stockholders of PHC, Inc. (the "Company") will be held at our Corporate offices at 200 Lake Street, Suite 102, Peabody, Massachusetts, on December 23, 1998, at 2:00 PM, for the following purposes:

     1. To elect five directors (two to be elected by the holders of the Company's Class A Common Stock and three to be elected by the holders of the Company's Class B Common Stock) to hold office until the annual meeting next following their election and until their successors are duly elected and qualified;

     2. To consider and vote upon a proposed amendment to increase the number of shares of Class A Common Stock available for issuance under the 1993 Employee Stock Purchase and Option Plan from 400,000 shares to 1,000,000 shares;

     3. To ratify the selection by the Board of Directors of BDO Seidman, LLP as the Company's independent auditors; and

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on November 5, 1998 as the record date for determination of stockholders entitled to notice of, and to vote at the annual meeting and at any adjournment thereof.

     All stockholders are cordially invited to attend the meeting.


                               By order of the Board of Directors



                               /s/ Paula C. Wurts, Assistant Clerk

Peabody, Massachusetts
November 18, 1998


WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                    PHC, INC.

                                 200 Lake Street
                                    Suite 102
                          Peabody, Massachusetts 01960
                                 (978) 536-2777

                             PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of PHC, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held at the Corporate offices of the Company at 200 Lake Street, Suite 102, Peabody, Massachusetts on December 23, 1998 at 2:00 PM (Boston time), and at any adjournment of that meeting (the "Annual Meeting"). Each proxy will be voted in accordance with the instructions specified, and if no instruction is specified, the proxy will be voted in favor of the proposals set forth in the Notice of Annual Meeting. Any proxy may be revoked by a stockholder at any time before it is exercised by filing a later dated proxy or written notice of revocation with Paula C. Wurts, Assistant Clerk of the Company, or by voting in person at the Annual Meeting.

     The Company's Annual Report on Form 10-KSB for the year ended June 30, 1998 is being mailed to stockholders together with this Proxy Statement. The Company will furnish any exhibit to the Company's Annual Report on Form 10-KSB upon the payment of a processing fee of ten cents per page plus mailing costs. The date of mailing of this Proxy Statement is expected to be on or about November 18, 1998.

     The Board of Directors has fixed November 5, 1998 as the record date for the determination of stockholders entitled to vote at the Annual Meeting (the "Record Date"). On that date there were outstanding and entitled to vote 5,236,588 shares of Class A Common Stock and 727,328 shares of Class B Common
Stock of the Company (the shares of Class A Common Stock and Class B Common Stock are referred to collectively herein as the "Shares"). Each share of Class A Common Stock is entitled to one vote and each share of Class B Common Stock is entitled to five votes. The holders of the Company's Class A Common Stock are entitled to elect two members of the Company's Board of Directors (the "Class A Directors") and holders of the Company's Class B Common Stock are entitled to elect all the remaining members of the Company's Board of Directors (the "Class B Directors"). Holders of Class A Common Stock will receive white proxy cards which will be different from those received by the holders of Class B Common Stock. The proxy cards received by the holders of Class A Common Stock will contain a proposal relating to the election of the two members of the Board of Directors to be elected by the holders of the Class A Common Stock, in addition to any other proposals to be voted upon during the General Session. Holders of Class B Common Stock will receive blue proxy cards which will contain a proposal relating to the election of the three members of the Board of Directors to be elected by the holders of the Class B Common Stock, in addition to any other proposals to be voted upon during the General Session.

     The Annual Meeting will comprise three related but separate sessions: (i) a special session of the holders of Class A Common Stock, during which session only holders of Class A Common Stock are entitled to vote, for the separate election by such holders of two directors, and no other business may properly come before the meeting (the "Class A Session"); (ii) a special session of the holders of Class B Common Stock, during which session only holders of Class B Common Stock are entitled to vote, for the separate election by such holders of three directors, and no other business may properly come before the meeting (the "Class B Session"); and (iii) a general session of the holders of the Class A Common Stock and the Class B Common Stock for the approval and ratification of an amendment to the 1993 Employee Stock Purchase and Option Plan to increase the number of shares of Class A Common Stock available for issuance thereunder from 400,000 shares to 1,000,000 shares, ratification of the selection of independent auditors and for the conduct of such other business as may properly come before the Annual Meeting (the "General Session"). The presence in person or by proxy of holders of shares of Class A Common Stock and Class B Common Stock outstanding as of the Record Date which, combined, have the right to cast a majority of the votes which may be cast with respect to matters arising during the General Session will constitute a quorum for the conduct of business at the General Session. The presence in person or by proxy of holders of shares of Class A Common Stock and Class B Common Stock outstanding as of the Record Date which have the right to cast a majority of the votes which may be cast with respect to matters arising during the Class A Session and the Class B Session, respectively, will constitute a quorum for purposes of the Class A Session and the Class B Session, respectively.

     The affirmative vote of the holders of a plurality of the shares of each of Class A Common Stock and Class B Common Stock represented at the meeting is required for the election of the Class A Directors and the Class B Directors, respectively. The affirmative vote of the holders of at least two-thirds of the outstanding shares of Class A Common Stock entitled to vote thereon and the affirmative vote of the holders of at least two-thirds of the outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote thereon voting together as a separate class is required for the approval of the proposal to amend the Company's Restated Articles of Organization. Approval of each of the other matters which is before the meeting will require the affirmative vote of the holders of a majority of the Shares represented at the meeting and voting thereon. No votes may be taken at the meeting, other than a vote to adjourn, unless the appropriate quorum (as set forth in the preceding paragraph) has been constituted. Shares voted to abstain or to withhold as to a particular matter, or as to which a nominee (such as a broker holding shares in street name for a beneficial owner) has no voting authority in respect of a particular matter, shall be deemed represented for quorum purposes. Such shares, however, shall not be deemed to be voting on such matters, and therefore will not be the equivalent of negative votes as to such matters. Votes will be tabulated by the Company's transfer agent subject to the supervision of persons designated by the Board of Directors as inspectors.

     The following table sets forth, to the knowledge of the Company, the only beneficial owners of more than 5% equity of any class of the Company's outstanding voting common stock as of November 5, 1998.

                      Name and Address of      Shares of   Percent
  Title of Class          Beneficial             Class        of
                             Owner           Beneficially    Class
                                                 Owned

Class A Common          None
Stock. . . . .

Class B Common          Bruce A. Shear          671,259      92.3%
Stock. . . . .          c/o PHC, Inc.
                        200 Lake Street
                        Suite 102
                        Peabody, MA 0l960


     The percentages of voting rights for certain persons or groups are set forth in the footnotes to the table contained under the heading, "Security Ownership of Certain Beneficial Owners and Management."


                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of shares of the Company's Class A Common Stock, and Class B Common Stock (the only classes of voting capital stock of the Company currently outstanding) as of October 16, 1998 by (i) each person known by the Company to beneficially own more than 5% of any class of the Company's voting securities, (ii) each director of the Company, (iii) the Company's Chief Executive Officer, (iv) each of the Company's four most highly compensated executive officers other than its Chief Executive Officer who were serving as officers of the Company at the end of the 1998 fiscal year and whose salary and bonus for the 1998 fiscal year exceeded $100,000 and (v) all directors and officers of the Company as a group (the individuals specified in subsections (iii) and (iv) hereof collectively are referred to herein as the "Named Executive Officers". Unless otherwise indicated below, to the knowledge of the Company, all persons listed below have sole voting and investment power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable law. In preparing the following table, the Company has relied on the information furnished by the persons listed below:

                      Name and Address    Amount and   Percent
  Title of Class       of Beneficial        Nature        of
                           Owner        of Beneficial   Class
                                            Owner        (11)
Class A Common       Gerald M. Perlow     22,250(1)       *
Stock .............  c/o PHC, Inc.
                     200 Lake Street
                     Peabody, MA  01960
                     Donald E. Robar      16,375(2)       *
                     c/o PHC, Inc.
                     200 Lake Street
                     Peabody, MA
                     01960
                     Bruce A. Shear        36,000(3)      *
                     c/o PHC, Inc.
                     200 Lake Street
                     Peabody, MA  01960
                     Robert H. Boswell    57,337(4)      1.2%
                     c/o PHC, Inc.
                     200 Lake Street
                     Peabody, MA  01960
                     Howard W. Phillips   44,004(5)       *
                     P. O. Box 2047
                     East Hampton, NY
                     11937
                     William F. Grieco   65,780(6)(7)    1.3%
                     115 Marlborough
                     Street
                     Boston, MA  02116
                     J. Owen Todd         59,280(7)      1.2%
                     c/o Todd and Weld
                     1 Boston Place
                     Boston, MA 02108
                     All Directors and    266,670(8)     5.2%
                     Officers as a
                     Group (8 persons)
Class B Common       Bruce A. Shear      671,259(10)    92.3%
Stock (9)..........  c/o PHC, Inc.
                     200 Lake Street
                     Peabody, MA  01960
                     All Directors and     671,259      92.3%
                     Officers as a
                     Group (8 persons)
  * Less than 1%.

(1) Includes 12,250 shares issuable pursuant to currently exercisable stock options or stock options which will become exercisable within sixty days, having an exercise price range of $1.25 to $6.63 per share.
(2) Includes 14,875 shares issuable pursuant to currently exercisable stock options or stock options which will become exercisable within sixty days, having an exercise price range of $1.25 to $6.63 per share.
(3) Includes 25,000 shares of Class A Common Stock issuable pursuant to currently exercisable stock options, having an exercise price of $2.63 per share. Excludes an aggregate of 59,280 shares of Class A Common Stock owned by the Shear Family Trust and the NMI Trust, of which Bruce A. Shear is a remainder beneficiary.
(4) Includes an aggregate of 50,250 shares of Class A Common Stock issuable pursuant to currently exercisable stock options at an exercise price of $1.25per share.
(5) Includes 37,504 shares issuable upon the exercise of a currently exercisable Unit Purchase Option for 18,752 Units, at a price per unit of $5.60, of which each unit consists of one share of Class A Common Stock and one warrant to purchase an additional share of Class A Common Stock at a price per share of $7.50 and 6,500 shares issuable pursuant to currently exercisable stock options having an exercise price range of $1.25 to $3.50 per share.
(6) Includes 6,500 shares of Class A Common Stock issuable pursuant to currently exercisable stock options, having an exercise price range of $1.25 to $3.50 per share
(7) Messrs. Todd and Grieco are the two trustees of the Trusts which collectively hold 59,280 shares of the Company's outstanding Common Stock. Gertrude Shear, Bruce A. Shear's mother, is the lifetime beneficiary of the Trusts. In addition to the shares held by the Trusts, to the best of the Company's knowledge, Gertrude Shear currently owns less than 1% of the Company's outstanding Class B Common Stock.
(8) Includes an aggregate of 136,875 shares issuable pursuant to currently exercisable stock options. Of those options, 4,125 have an exercise price of $6.63 per share, 3,000 have an exercise price of $3.50 per share, 25,000 have an exercise price of $2.63 and 1,500 have an exercise price of $2.06 and 103,250 have an exercise price of $1.25. Also includes 37,504 shares issuable upon the exercise of the Unit Purchase Option as described in (5).
(9) Each share of Class B Common Stock is convertible into one share of Class A Common Stock automatically upon any sale or transfer thereof or at any time at the option of the holder.
(10) Includes 56,369 shares of Class B Common Stock pledged to Steven J. Shear of 2 Addison Avenue, Lynn, Massachusetts 01902, Bruce A. Shear's brother, to secure the purchase price obligation of Bruce A. Shear in connection with his purchase of his brother's stock in the Company in December 1988. In the absence of any default under this obligation, Bruce A. Shear retains full voting power with respect to these shares.
(11) Represents percentage of equity of class, based on numbers of shares listed under the column headed "Amount and Nature of Beneficial Ownership". Each share of Class A Common Stock is entitled to one vote per share and each share of Class B Common Stock is entitled to five votes per share on all matters on which stockholders may vote (except that the holders of the Class A Common Stock are entitled to elect two members of the Company's Board of Directors and holders of the Class B Common Stock are entitled to elect all the remaining members of the Company's Board of Directors).

     Based on the number of shares listed under the column headed "Amount and Nature of Beneficial Ownership," the following persons or groups held the following percentages of voting rights for all shares of common stock combined as of October 16, 1998:

                Bruce A. Shear ...............39.46%
                J. Owen Todd....................0.7%
                William F. Grieco...............0.8%
                All Directors and Officers as a Group
                    (8 persons)...............41.42%



DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

     The directors and officers of the Company as of June 30, 1998 are as follows:

           Name                     Age                Position

Bruce A. Shear...................    43       Director, President and Chief
                                                Executive Officer
Robert H. Boswell................    49       Executive Vice President
Paula C. Wurts...................    49       Controller, Assistant Clerk and
                                                Assistant Treasurer
Gerald M. Perlow, M.D.(1)(2).....    60       Director and Clerk
Donald E. Robar (1)(2)...........    61       Director and Treasurer
Howard W. Phillips...............    68       Director
William F. Grieco (1)............    44       Director

(1)         Member of Audit Committee.
(2)         Member of Compensation Committee.

     All of the directors hold office until the annual meeting of stockholders next following their election, or until their successors are elected and qualified. The Compensation Committee reviews and sets executive compensation. Officers are elected annually by the Board of Directors and serve at the discretion of the Board. There are no family relationships among any of the directors or officers of the Company.

     Information with respect to the business experience and affiliations of the directors and officers of the Company is set forth below.

     BRUCE A. SHEAR has been President, Chief Executive Officer and a Director of the Company since 1980 and Treasurer of the Company from September 1993 until February, 1996. From 1976 to 1980 he served as Vice President, Financial Affairs, of the Company. Mr. Shear has served on the Board of Governors of the Federation of American Health Systems for over ten years. Mr. Shear received an M.B.A. from Suffolk University in 1980 and a B.S. in Accounting and Finance from Marquette University in 1976.

     ROBERT H. BOSWELL has served as the Executive Vice President of the Company since 1992. From 1989 until the spring of 1994 Mr. Boswell served as the Administrator of the Company's Highland Ridge Hospital facility where he is based. Mr. Boswell is principally involved with the Company's substance abuse facilities. From 1981 until 1989, he served as the Associate Administrator at the Prevention Education Outpatient Treatment Program--the Cottage Program, International. Mr. Boswell graduated from Fresno State University in 1975 and from 1976 until 1978 attended Rice University's doctoral program in philosophy. Mr. Boswell is a Board Member of the National Foundation for Responsible Gaming and the Chair for the National Center for Responsible Gaming.

     PAULA C. WURTS has served as the Controller of the Company since 1989 and as Assistant Treasurer since 1993 and as Assistant Clerk since January, 1996. Ms. Wurts served as the Company's Accounting Manager from 1985 until 1989. Ms. Wurts received an Associate's degree in Accounting from the University of South Carolina in 1980, a B.S. in Accounting from Northeastern University in 1989 and passed the examination for Certified Public Accountants. She received a Master's Degree in Accounting from Western New England College in 1996.

    GERALD M. PERLOW, M.D. has served as a Director of the Company since May 1993 and as Clerk since February, 1996. Dr. Perlow is a cardiologist in private practice in Lynn, Massachusetts, and has been Associate Clinical Professor of Cardiology at the Tufts University School of Medicine since 1972. Dr. Perlow is a Diplomat of the National Board of Medical Examiners and the American Board of Internal Medicine (with a subspecialty in cardiovascular disease) and a Fellow of the American Heart Association, the American College of Cardiology, the American College of Physicians and the Massachusetts Medical Center. From 1987 to 1990, Dr. Perlow served as the Director, Division of Cardiology, at AtlantiCare Medical Center in Lynn, Massachusetts. From October 30, 1996 to March 1, 1997, Dr. Perlow served as President and Director of Shliselberg Physician Services, P.C. formerly Perlow Physicians, P.C. which has a management contract with BSC. Dr. Perlow currently holds no ownership interest in Shliselberg Physician Services, P.C. Dr. Perlow received compensation of $8,333 for the period. Dr. Perlow received a B.A. from Harvard College in 1959 and an M.D. from Tufts University School of Medicine in 1963.

     DONALD E. ROBAR has served as a Director of the Company since 1985 and as the Treasurer since February, 1996. He served as the Clerk of the Company from 1992 to 1996. Dr. Robar has been a professor of Psychology since 1961, most recently at Colby-Sawyer College in New London, New Hampshire. Dr. Robar received an Ed.D. from the University of Massachusetts in 1978, an M.A. from Boston College in 1968 and a B.A. from the University of Massachusetts in 1960.

     HOWARD W. PHILLIPS has served as a Director of the Company since August 27, 1996 and has been employed by the Company as a public relations specialist since August 1, 1995. From 1982 until October 31, 1995, Mr. Phillips was the Director of Corporate Finance for D.H. Blair Investment Corp. From 1969 until 1981, Mr. Phillips was associated with Oppenheimer & Co. where he was a partner and Director of Corporate Finance. Mr. Phillips currently is a member of the Board of Directors of Food Court Entertainment Network, Inc., an operator of shopping mall television networks, and Telechips Corp., a manufacturer of visual phones.

     WILLIAM F. GRIECO has served as a Director of the Company since February 18, 1997. Since November of 1995, he has served as Senior Vice President and General Counsel for Fresenius Medical Care North America. From 1989 until November of 1995, Mr. Grieco was a partner at Choate, Hall & Stewart. Mr. Grieco is a member of the Board of Directors of Fresenius National Medical Care Holdings, Inc. Mr. Grieco received a BS from Boston College in 1975, an MS in Health Policy and Management from Harvard University in 1978 and a JD from Boston College Law School in 1981.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board held seven meetings (including telephonic meetings) during the fiscal year 1998. During fiscal year 1998, each director attended at least 86% of the aggregate of the total number of meetings of the Board (held during the period for which he was a director) and the total number of meetings held by all Board committees on which such director served (during the periods that he served as a member). The Board has a standing audit committee and a standing compensation committee, but does not have a standing nominating committee. The audit committee is composed of Dr. Perlow, Mr. Robar and Mr. Grieco. The audit committee held no meetings during fiscal year 1998. The principal functions of the audit committee are to make recommendations to the Board regarding the selection of the Company's independent accountants, to consult with the Company's independent accountants and financial and accounting staff and to review and report to the Board with respect to the scope of audit procedures, accounting practices and internal accounting and financial controls. The compensation committee is composed of Dr. Perlow and Mr. Robar. The compensation committee held no meetings during fiscal year 1998. The principal functions of the compensation committee are to review and make recommendations to the Board on all compensation and hiring issues that relate to officers and senior staff members.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Employment Agreements

     The Company has not entered into any employment agreements with its executive officers. The Company has acquired a $1,000,000 key man life insurance policy on the life of Bruce A. Shear.

Executive Compensation

     Two executive officers of the Company received compensation in the 1998 fiscal year which exceeded $100,000. The following table sets forth the compensation paid or accrued by the Company for services rendered to these executives in fiscal year 1998, 1997 and 1996:

                           Summary Compensation Table
                                                         Long
                                                         Term
                          Annual Compensation        Compensation
                                                        Awards
                         ____________________        ____________
       (a)        (b)       (c)      (d)      (e)        (g)             (i)
    Name and                                 Other     Securities        All
   Principal      Year    Salary    Bonus    Annual    Underlying       Other
    Position                ($)      ($)  Compensation Options/SARs Compensation
                                               ($)         (#)           ($)

Bruce A. Shear....1998   $309,167(1)  --     $8,363(2)                $51,256
  President and   1997   $294,167(1)  --    $12,633(3)                     --
  Chief Executive 1996   $294,063(1)  --    $10,818(4)                     --
  Officer



Robert H.         1998   $102,750    --      $6,931(5)                 $14,149
Boswell...........1997   $ 92,750    --      $6,000(6)                  $6,821
  Executive       1996   $ 80,667  $1,000   $23,750(7)                 $11,250
  Vice President

(1) The last Board approved increase was effective July 1, 1995 to a base salary of $310,000.
(2) This amount represents (i) $1,341 contributed by the Company to the Company's Executive Employee Benefit Plan on behalf of Mr. Shear, (ii) $4,768 in premiums paid by the Company with respect to life insurance for the benefit of Mr. Shear, and (iii) $2,254 personal use of a Company car held by Mr. Shear
(3) This amount represents (i) $2,687 contributed by the Company to the Company's Executive Employee Benefit Plan on behalf of Mr. Shear, (ii) $6,769 in premiums paid by the Company with respect to life insurance for the benefit of Mr. Shear, and (iii) $3,177 personal use of a Company car held by Mr. Shear.
(4) This amount represents (i) $2,650 contributed by the Company to the Company's Executive Employee Benefit Plan on behalf of Mr. Shear, (ii) $5,146 in premiums paid by the Company with respect to life insurance for the benefit of Mr. Shear, and (iii) $3,022 for the personal use of a Company car held by Mr. Shear.
(5) This amount represents (i) $6,000 automobile allowance, (ii) $408 contributed by the Company to the Company's Executive Employee Benefit Plan on behalf of Mr. Boswell, (iii) $408 in other benefits paid by the Company on behalf of Mr. Boswell and (iv) $115 in Class A Common Stock issued to employees.
(6)  This amount represents (i) an automobile allowance
(7) This amount represents (i) $3,750 automobile allowance, and (ii) $20,000 net gain from the exercise of options and subsequent sale of stock.

Stock Options Grants

     The following table provides information about options granted to the Named Executive Officers during fiscal 1998.

                                      Individual Grants
                                      _________________
      (a)              (b)              (c)               (d)          (e)
                    Number of       % of Total
                   Securities      Options/SARs
                   Underlying       Granted to         Exercise
                   Options/SARs      Employees      or Base Price   Expiration
      Name          Granted (#)    in Fiscal Year     ($/Share)        Date
_______________________________________________________________________________

Bruce A. Shear.      50,000           22.0%            $2.63          8/1/2002
Robert H. Boswell....10,000            4.4%          $2.63(1)         8/1/2002
                      5,000            2.2%          $2.00(1)       11/24/2002

(1) These options were repriced by the Board of Directors to $1.25 on September 15, 1998.


Option Exercises and Fiscal 1998 Year-End Values

     The following table provides information about options exercised by the Named Executive Officers during fiscal 1998.

               Aggregated Option/SAR Exercises in Last Fiscal Year
                          and FY-End Option/SAR Values

    (a)         (b)       (c)              (d)                           (e)
                                                                   Value of
                                        Number of Securities      Unexercised
                                       Underlying Unexercised     In-the-Money
                                          Options/SARs            Options/SARs
              Shares                      FY-End (#)               FY-End ($)
           Acquired on   Value            Exercisable/            Exercisable/
    Name     on (#)     Realized ($)      Unexcerisable           Unexcerisable
_______________________________________________________________________________

Bruce A.         --       --                12,500/37,500              $0/$0
Shear.......
Robert H.        --       --                47,600/34,000              $0/$0
Boswell.....

                            Compensation of Directors

     Directors who are employees of the Company receive no compensation for services as members of the Board. Directors who are not employees of the Company receive $2,500 stipend per year and $1,000 for each Board meeting they attend. In addition, directors of the Company are entitled to receive certain stock option grants under the Company's Non-Employee Director Stock Option Plan (the "Director Plan"). In fiscal year 1998 two members of the board of directors of the Company served on a board of directors of another entity. Mr. Phillips is a member of the Board of Directors of Food Court Entertainment Network, Inc., an operator of shopping mall television networks, and Telechips Corp., a manufacturer of visual phones and Mr. Grieco is a member of the Board of Directors of Fresenius National Medical Core Holdings, Inc. No other executive officers or directors of the Company served on a board of directors of any other entity.


                              ELECTION OF DIRECTORS

     The members of the Board of Directors elected at the Annual Meeting will be classified into two classes of directors. Two directors will be elected by the holders of the Company's Class A Common Stock (the "Class A Directors") and the balance of the directors will be elected by the holders of the Company's Class B Common Stock (the "Class B Directors"). The terms of the present directors expire at the Annual Meeting or when the successors are chosen and qualified, if later. The Board of Directors has fixed at five the number of directors to be elected at the Annual Meeting.

     The nominees for Class A Directors for election at the Annual Meeting are Donald E. Robar and Gerald M. Perlow. The nominees for Class B Directors for election at the Annual Meeting are Bruce A. Shear, Howard W. Phillips and William F. Grieco. The proxy for holders of Class A Common Stock will be voted to elect as Class A Directors the two nominees (Donald E. Robar and Gerald M. Perlow), unless authority to vote for the election of directors is withheld by marking the proxy to that effect or the proxy is marked with the names of directors as to whom authority to vote is withheld. The proxy for holders of Class B Common Stock will be voted to elect as Class B Directors the three nominees (Bruce A. Shear, Howard W. Phillips and William F. Grieco), unless authority to vote for the election of directors is withheld by marking the proxy to that effect. Donald E. Robar, Gerald M. Perlow, Bruce A. Shear, Howard W. Phillips and William F. Grieco are presently directors of the Company and have consented to serve if reelected.

     Each director will be elected to hold office until the next annual meeting of stockholders following the 1998 Annual Meeting (1999) and until his successor is elected and qualified. If a nominee becomes unavailable, the proxy may be voted, unless authority has been withheld as to the nominee, for the election of a substitute.


           THE BOARD RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR.




          AMENDMENT TO THE 1993 EMPLOYEE STOCK PURCHASE AND OPTION PLAN

     On September 15, 1998, the Board of Directors of the Company adopted an amendment to the 1993 Employee Stock Purchase and Option Plan (the "Stock Plan") to increase the maximum number of shares of Common Stock available for issuance thereunder from 400,000 to 1,000,000 shares. The purpose of the increase is to permit the continuing grant of stock options to employees, officers, directors and consultants which the Board of Directors believes is necessary to continue to attract and retain such persons, particularly in view of the fact that the Company's business is dependent upon its human resources. If the amendment to the stock plan is approved by the stock holders, the Company may grant 17,500 options to the current optionholders under the Company's non-employee Director Stock Plan (the "Director Plan"). The executive officers and directors of the Company are eligible to receive options and restricted stock under the Stock Plan and will therefore benefit from such approval. The Company plans to register the additional shares to be issued under the stock plan on the next registration filed by the Company under the Securities Act of 1933.


                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
        THE AMENDMENT TO THE 1993 EMPLOYEE STOCK PURCHASE AND OPTION PLAN

                     Description of the Company's Stock Plan

     General. The Company's Stock Plan was adopted by the Board of Directors on August 26, 1993 and approved by stockholders on November 30, 1993. The Company's Stock Plan currently authorizes the grant of options to purchase a maximum of 400,000 shares of Class A Common Stock, subject to adjustment for stock splits and similar capital changes.

     The Stock Plan is administered by the Board of Directors. Under the Stock Plan, the Board of Directors has the authority to select the recipients of options or restricted stock and determine the terms of the options or restricted stock granted, including: (i) the number of shares; (ii) option exercise terms;
(iii) the exercise or purchase price (which in the case of an incentive stock option cannot be less than the fair market value of the Class A Common Stock on the date of grant); (iv) the type and duration of transfer or other restrictions; and (v) the time and form of payment for restricted stock and upon exercise of options. Generally, an option is not transferable by the option holder except by will or by the laws of descent and distribution. Also, generally, no incentive stock option may be exercised more than 60 days following termination of employment. In the event that termination is due to death or disability, however, the option is exercisable for a period of one year following such termination. Options granted to date generally become exercisable in equal installments over a three-year period on the first, second and third anniversaries of the grant date and expire on the fifth anniversary of the grant date.

     As of October 16, 1998, the Company had issued options to purchase an aggregate of 386,250 shares of Class A Common Stock. The exercise prices of all options granted through October 16, 1998 have ranged from $1.25 to $3.50 per share. The last sale price of the Class A Common Stock on October 16, 1998 as reported by the Nasdaq National Market was $.875 per share.

     Federal Income Tax Information. Set forth below is a general summary of the federal income tax consequences to the Company and to recipients who receive options or restricted stock under the Stock Plan. The following summary is not intended to be exhaustive, does not address certain special federal tax provisions, and does not address state, municipal or foreign tax laws.

     Tax Treatment of Non-Qualified Stock Options. Under Section 83 of the Code, optionees realize no taxable income when a non-qualified stock option ("NSO") is granted. Instead, the difference between the fair market value of the stock and the option price paid is taxed as ordinary compensation income, on or after the date on which the option is exercised. The difference is measured and taxed as of the date of exercise if the stock is not subject at that time to a "substantial risk of forfeiture," as defined in Section 83. To the extent that the stock is subject to a substantial risk of forfeiture, the difference is measured as of the date or dates on which the risk terminates. The Stock Plan permits the Compensation Committee to impose repurchase rights on stock acquired upon exercise of options that would constitute such a "substantial risk of forfeiture." If such repurchase rights are imposed, the optionee would recognize taxable income and incur a tax liability, and the optionee's holding period for tax purposes would commence, in the year or years that the substantial risk of forfeiture terminates with respect to the stock.

     Alternatively, an optionee holding an NSO may elect, within thirty days after the option is exercised, in accordance with Section 83(b), to be taxed on the difference between the option exercise price and the fair market value of the stock on the date of exercise even though the stock acquired is subject to a substantial risk of forfeiture. If the optionee makes this election, subsequent changes in the value of the Common Stock at the time the forfeiture provisions lapse will not result in ordinary compensation income to the optionee.

     The Company receives no tax deduction on the grant of an NSO, but is entitled to a tax deduction when the optionee recognizes taxable income on or after exercise of the option, in the same amount as the income recognized by the optionee.

     Tax Treatment of Incentive Stock Options. Under Section 422 of the Code, an optionee incurs no federal income tax liability on either the grant or exercise of an incentive stock option ("ISO"). Provided that the stock is held for at least one year after the date of exercise of the option and at least two years after its date of grant, any gain realized on the subsequent sale of stock will be taxed as long-term or mid-term capital gain depending on the holding period since the date of exercise. If the stock is disposed of within a shorter period, the optionee will be taxed, with respect to the gain realized, as if he or she had then received ordinary compensation income in an amount equal to the difference between the fair market value of the stock on the date of exercise of the option and its fair market value on the date on which the option was granted. The balance of the gain realized will be taxed as capital gain, long-term, mid-term or short-term depending on the holding period since the date of exercise.

     The Company receives no tax deduction on the grant or exercise of an ISO, but is entitled to a tax deduction if the optionee recognizes ordinary compensation income on account of a premature disposition of ISO stock in the same amount and at the same time as the optionee's recognition of income.

     Tax Treatment of Purchases of Restricted Stock. An employee or consultant who receives a grant of restricted stock generally will not recognize taxable income at the time such stock is received, but will recognize ordinary compensation income when the transfer and forfeiture restrictions lapse in an amount equal to the excess of the aggregate fair market value, as of the date the restrictions lapse, over the amount, if any, paid by the employee or consultant for the restricted stock. Alternatively, an employee or consultant receiving restricted stock may elect, in accordance with
     Section 83(b) of the Code, to be taxed on the excess of the fair market value of the shares of restricted stock at the time of grant over the amount, if any, paid by the employee or consultant, notwithstanding the transfer and forfeiture restrictions on the stock. All such taxable amounts are deductible by the Company at the time and in the amount of the ordinary compensation income recognized by the employee or consultant. The full amount of dividends or other distributions of property made with respect to restricted stock prior to the lapse of the transfer and forfeiture restrictions will constitute ordinary compensation income to the employee or consultant and the Company will be entitled to a deduction at the same time and in the same amount.


                                APPROVAL OF AUDITORS

     The Board has selected the firm of BDO Seidman, LLP, independent certified public accountants, as auditors of the Company for the fiscal year ending June 30, 1999 and is submitting the selection to stockholders for approval. The Board recommends a vote "FOR" this proposal. Unless the proxy indicates otherwise, the shares represented by the enclosed proxy will be voted to approve such selection.

     Although there is no legal requirement that this matter be submitted to a vote of stockholders, the Board believes that the selection of independent auditors is of sufficient importance to seek stockholder ratification. In the event BDO Seidman, LLP is not ratified by the affirmative vote of the holders of shares representing a majority of the votes cast at the Annual Meeting, the Board may reconsider its selection. A representative of BDO Seidman, LLP is expected to attend the Annual Meeting. Such representative will have an opportunity to make a statement and will be available to respond to appropriate questions from stockholders.

       THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE ABOVE SELECTION

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Except as set forth below, to the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during fiscal year 1998, the Company's directors, officers and grater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements.

     In fiscal year 1998, both Mr. Boswell and Ms. Wurts each failed to file a Form 4 within the prescribed time limits relating to shares of Class A Common Stock issued to them on March 30, 1998.



              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     For approximately the last ten years, Bruce A. Shear, a director and the President and Chief Executive Officer of the Company, and persons affiliated and associated with him have made a series of unsecured loans to the Company and its subsidiaries to enable them to meet ongoing financial commitments. The borrowings generally were entered into when the Company did not have financing available from outside sources and, in the opinion of the Company, were entered into at market rates given the financial condition of the Company and the risks of repayment at the time the loans were made. As of June 30, 1998, the Company owed an aggregate of $159,496 to related parties.

     During the period ended June 30, 1998, the Company paid Mr. Shear and affiliates approximately $126,950 in principal and accrued interest under various notes. As of June 30, 1998, the Company owed Bruce A. Shear $39,496 on a promissory note, which is dated March 31, 1994, matures on December 31, 1998 and bears interest at the rate of 8% per year, payable quarterly in arrears, and requires repayments of principal quarterly in equal installments and Tot Care, Inc., an affiliate of Bruce A. Shear, $100,000 on promissory notes dated May 28, 1998 and June 9, 1998 which bear interest at the rate of 12% per year and are payable on demand.


                     STOCKHOLDER PROPOSALS FOR 1998 MEETING


     Proposals of stockholders intended to be presented and director nominations intended to be made at the 1999 Annual Meeting of Stockholders must be received by the Company at its principal office, 200 Lake Street, Suite 102, Peabody, Massachusetts 01960, Attention: Paula C. Wurts, Assistant Clerk, not later than July 26, 1999 for inclusion in the proxy statement for that meeting. Other requirements for inclusion are set forth in Rule 14a-8 under the Securities Exchange Act of 1934.

                                  OTHER MATTERS


     The Board does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise to act, in accordance with their judgment on such matters.

     All costs of solicitation of proxies by management will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone or personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting materials to the beneficial owners of the Company's stock held in the names of such brokers, custodians and fiduciaries, and the Company will reimburse them for their out-of-pocket expenses in this connection.

                                    By order of the Board of Directors



                                    /s/  Paula C. Wurts, Assistant Clerk

November 18, 1998

     The Board hopes that stockholders will attend the meeting, WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A prompt response will greatly facilitate arrangements for the meeting, and your cooperation will be appreciated. Stockholders who attend the meeting may vote their stock personally even though they have sent in their proxies.

                                    EXHIBIT A


     Section 5. Action at a Meeting. Except as otherwise provided in the Articles of Organization, the presence of a quorum shall be separately determined with respect to each matter to be acted on at any meeting of stockholders, and shall consist of the holders of shares having the right to cast a majority of the votes which may be cast with respect to such matter (including shares as to which a nominee has no voting authority as to certain matters brought before the meeting).

     Though less than a quorum be present, any meeting may without further notice be adjourned to a subsequent date or until a quorum be had, and at any such adjourned meeting any business may be transacted which might have been transacted at the original meeting.

     When a quorum is present at any meeting, the affirmative vote of shares representing a majority of the votes which may be cast with respect to such matter present or represented and voting shall be necessary and sufficient to the determination of any questions brought before the meeting, unless a larger vote is required by law, by the articles of organization or by these by-laws, provided, however, that any election by stockholders shall be determined by a plurality of the votes cast by the stockholders entitled to vote in such election. Shares as to which a nominee has no voting authority as to a particular question or questions brought before the meeting will not be deemed to be cast with respect to such question or questions.

     Except as otherwise provided by law or by the articles of organization or by these by-laws, each holder of record of shares of stock entitled to vote on any matter shall have one vote for each such share held of record by him and a proportionate vote for any fractional shares so held by him. Stockholders may vote either in person or by proxy. No proxy dated more than six months before the meeting named therein shall be valid and no proxy shall be valid after the final adjournment of such meeting. A proxy with respect to stock held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the corporation receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a stockholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving its invalidity shall rest on the challenger.

     Any election by stockholders and the determination of any other questions to come before a meeting of the stockholders shall be by ballot if so requested by any stockholder entitled to vote thereon but need not be otherwise.

                     REVOCABLE PROXY - CLASS A COMMON STOCK
                                    PHC, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       1998 ANNUAL MEETING OF STOCKHOLDERS

     The undersigned stockholder of PHC, Inc., a Massachusetts corporation, (the "Company") hereby acknowledges receipt of the Notice of 1998 Annual Meeting of Stockholders and Annual Report on Form 10-KSB for fiscal year ended June 30, 1998 and hereby appoints Bruce A. Shear and Paula C. Wurts, and both of them, as proxies, with full power to each of substitution, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all the shares of Class A Common Stock of the Company held of record by the undersigned on November 5, 1998 at the Annual Meeting of Stockholders to be held at 2:00 p.m. (Boston time), on December 23, 1998 at the Corporate offices of PHC, Inc., 200 Lake Street, Suite 102, Peabody, Massachusetts 01960, and at any adjournments or postponements thereof. The undersigned stockholder hereby revokes any proxy or proxies heretofore given.

             (Continued And To Be Signed And Dated On Reverse Side)



                                     (BACK)

               FORM OF PROXY FOR CLASS A COMMON STOCK SHAREHOLDERS
                                     (WHITE)

 [X}   Please mark your
       votes as in this
       example.

                                                           FOR  AGAINST ABSTAIN
                                        2.  To approve an  [  ]  [  ]     [  ]
                            WITHHOLD        amendment to the
                       FOR  AUTHORITY       Company's 1993 Stock Purchase and
 Nominees:                                  Option Plan to increase the
  Donald E. Robar                           maximum number of shares which may
  Gerald M. Perlow                          be issued under the plan from
                                            400,000 to 1,000,000 shares.
1. To elect  Donald E. [  ]   [  ]
   Robar and Gerald  M. Perlow as the                       FOR  AGAINST ABSTAIN
   Class A Directors of the Company,     3. To ratify the  [  ]  [  ]     [  ]
   each to hold the office until            selection by Board of Directors of
   the annual meeting next following        BDO Seidman, LLP as the Company's
   his election:                            independent auditors for the 1999
                                            fiscal year.

For, all nominees except as noted below. 4. In  their  discretion, the Proxies are authorized to vote upon such
                                            other matters as may prpperly come
                                            before the meeting or any
                                            adjournment or postponement thereof.

                                            THIS PROXY, WHEN PROPERLY EXECUTED,
                                            WILL BE VOTED IN THE MANNER
                                            DIRECTED, OR IF NO DIRECTION IS
                                            MADE, FOR SUCH PROPOSALS, AND IN
                                            ACCORDANCE WITH THE DETERMINATION
                                            OF THE PROXY HOLDERS AS TO OTHER
                                            MATTERS.  THE  UNDERSIGNED
                                            STOCKHOLDER HEREBY ACKNOWLEDGES
                                            RECEIPT OF THE NOTICE OF ANNUAL
                                            MEETING AND PROXY STATEMENT.

                                            PLEASE MARK, SIGN, DATE AND RETURN
                                            THIS  PROXY CARD USING THE ENCLOSED
                                            ENVELOPE.


SIGNATURE                     DATE                        DATE
                                              (SIGNATURE  IF HELD JOINTLY)
_______________________________________________________________________________

Note: Please sign exactly as name appears on this proxy. All joint owners should sign. When signing as attorney, executor, administrator, trustee, guardian or custodian for a minor, please give your full title as such. If a corporation, please sign full corporate name and indicate signer's office. If a partner sign in the partnership name.

                                     (FRONT)

                     REVOCABLE PROXY - CLASS B COMMON STOCK
                                    PHC, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       1998 ANNUAL MEETING OF STOCKHOLDERS

     The undersigned stockholder of PHC, Inc., a Massachusetts corporation, (the "Company") hereby acknowledges receipt of the Notice of 1998 Annual Meeting of Stockholders and Annual Report on Form 10-KSB for fiscal year ended June 30, 1998 and hereby appoints Bruce A. Shear and Paula C. Wurts, and both of them, as proxies, with full power to each of substitution, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all the shares of Class B Common Stock of the Company held of record by the undersigned on November 5, 1998 at the Annual Meeting of Stockholders to be held at 2:00 p.m. (Boston time), on December 23, 1998 at the Corporate offices of PHC, Inc., 200 Lake Street, Suite 102, Peabody, Massachusetts 01960, and at any adjournments or postponements thereof. The undersigned stockholder hereby revokes any proxy or proxies heretofore given.

             (Continued And To Be Signed And Dated On Reverse Side)




                                     (BACK)

              FORM OF PROXY FOR CLASS B COMMON STOCK SHAREHOLDERS
                                     (BLUE)

 [X}   Please mark your
       votes as in this
       example.

                                                           FOR  AGAINST ABSTAIN
                                        2.  To approve an  [  ]   [  ]    [  ]
                            WITHHOLD        amendment to the
                       FOR  AUTHORITY       Company's 1993 Stock Purchase and
 Nominees:                                  Option Plan to increase the
  Bruce A. Shear                            maximum number of shares which may
  Howard W. Phillips                        be issued under the plan from
  William F. Grieco                         400,000 to 1,000,000 shares.

1. To elect Bruce A.   [  ]   [  ]
   Shear, Howard W. Phillips and
   William F. Grieco as the                                 FOR  AGAINST ABSTAIN
   Class B Directors of the Company,     3. To ratify the  [  ]   [  ]    [  ]
   each to hold the office until            selection by Board of Directors of
   the annual meeting next following        BDO Seidman, LLP as the Company's
   his election:                            independent auditors for the 1999
                                            fiscal year.

For, all nominees except as noted below. 4. In  their  discretion, the Proxies are authorized to vote upon such
                                            other matters as may prpperly come
                                            before the meeting or any
                                            adjournment or postponement thereof.

                                            THIS PROXY, WHEN PROPERLY EXECUTED,
                                            WILL BE VOTED IN THE MANNER
                                            DIRECTED, OR IF NO DIRECTION IS
                                            MADE, FOR SUCH PROPOSALS, AND IN
                                            ACCORDANCE WITH THE DETERMINATION
                                            OF THE PROXY HOLDERS AS TO OTHER
                                            MATTERS.  THE  UNDERSIGNED
                                            STOCKHOLDER HEREBY ACKNOWLEDGES
                                            RECEIPT OF THE NOTICE OF ANNUAL
                                            MEETING AND PROXY STATEMENT.

                                            PLEASE MARK, SIGN, DATE AND RETURN
                                            THIS  PROXY CARD USING THE ENCLOSED
                                            ENVELOPE.


SIGNATURE                     DATE                        DATE
                                              (SIGNATURE  IF HELD JOINTLY)
_______________________________________________________________________________

Note: Please sign exactly as name appears on this proxy. All joint owners should sign. When signing as attorney, executor, administrator, trustee, guardian or custodian for a minor, please give your full title as such. If a corporation, please sign full corporate name and indicate signer's office. If a partner sign in the partnership name.

                                     (FRONT)